UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2017

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

13601 North Freeway, Suite 200, Fort Worth, Texas 76177
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On May 3, 2017, the Board of Directors (the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company”), approved a form of First Amendment to Employment Agreement and form of First Amendment to Change in Control Severance Agreement (collectively, the “Amendments”), to be entered into between the Company and each of the following executive officers:

Name	Title
Michael H. Keown	President and Chief Executive Officer
David G. Robson	Treasurer and Chief Financial Officer
Ellen D. Iobst	Chief Operations Officer
Scott W. Bixby	Senior Vice President and General Manager—DSD
Scott A. Siers	Senior Vice President and General Manager—Direct Ship
Thomas J. Mattei, Jr.	General Counsel and Assistant Secretary
The purpose of the Amendments is to add a provision to the previously filed employment agreements and change in control severance agreements which clarifies that nothing contained in the applicable agreement is intended to or shall be construed as prohibiting the executive from voluntarily communicating with the U.S. Securities and Exchange Commission (the “Commission”) about possible violations of law or from accepting a Commission whistleblower award. On May 3, 2017, the Board also amended the Company’s standard form of change in control severance agreement for executive officers (the “Amended CIC Agreement”) to include this provision going forward.
The forgoing summary of the Amendments and the Amended CIC Agreement is qualified in its entirety by the full text of the Amendments and the Amended CIC Agreement, the forms of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017. A brief description of the terms and conditions of the Company’s standard form of employment agreement for executive officers and standard form of change in control severance agreement for executive officers was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, filed with the Commission on October 27, 2016 and incorporated herein by reference. As previously disclosed, the Company has updated the standard form of change in control severance agreement to reflect Texas choice of law provisions.
Item 8.01 Other Events.
On May 3, 2017, the Board voted to omit the payment of a quarterly dividend in the upcoming first quarter of fiscal 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 9, 2017

FARMER BROS. CO.

By:	/s/ DAVID G. ROBSON
David G. Robson Treasurer and Chief Financial Officer